    _____________________________________________________________________








                                $150,000,000

                         REVOLVING CREDIT AGREEMENT

                                    among

                              TYSON FOODS, INC.

                         UNION BANK OF SWITZERLAND,
                               HOUSTON AGENCY

                        NATIONAL WESTMINSTER BANK PLC
                               NEW YORK BRANCH

                                     and

                         UNION BANK OF SWITZERLAND,
                                HOUSTON AGENCY
                           as Administrative Agent





                                 Dated as of
                              December 17, 1993

                              _________________









    _____________________________________________________________________

                              TABLE OF CONTENTS


                                                       Section

       Revolving Credit Agreement                           1

       Notes                                                2
           Union Bank of Switzerland Base Rate Note
           Union Bank of Switzerland Eurodollar Note
           National Westminster Bank Base Rate Note
           National Westminster Bank Eurodollar Note

       Opinion of Tyson Corporate Counsel                   3

       Tyson Foods, Inc. Secretary's Certificate            4

       Arctic Alaska Fisheries Corporation Guaranty         5

       Louis Kemp Seafood Company Guaranty                  6

       Tyson Breeders, Inc. Guaranty                        7

       Tyson Farms of Texas, Inc. Guaranty                  8

       Tyson Farms, Inc. Guaranty                           9

       Tyson Holding Company Guaranty                       10

   THIS REVOLVING CREDIT AGREEMENT (the "Agreement") is entered into as of December 17, 1993 (the "Effective Date") among:

   (a) TYSON FOODS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"),

   (b) the banks and other financial institutions named on the signature page hereof (collectively the "Banks"), and

   (c) UNION BANK OF SWITZERLAND, HOUSTON AGENCY as administrative agent (in such capacity pursuant to Section 10, the "Administrative Agent").

   Whereas the Banks are willing to make loans to the Borrower in a maximum aggregate principal amount not to exceed $150,000,000, on the terms and subject to the conditions set forth herein;

   Whereas the Borrower desires to borrow hereunder and use the proceeds of Loans (as hereinafter defined) for working capital and other general corporate purposes (including capital expenditures, acquisitions and to support the issuance of commercial paper);

   Now, therefore, the parties hereto agree as follows:

                          SECTION 1.  DEFINITIONS.

   As used herein, the following terms shall have the following meanings (all terms defined in this Agreement in the singular to have the same meanings when used in the plural and vice versa):

   "Applicable Lending Office" shall mean, for each Bank and each type of Loan, the Principal Office of the Bank or such other office of the Bank (or of an affiliate of the Bank) as the Bank may from time to time specify to the Borrower and the Administrative Agent.

   "Base Rate" shall mean, for any day, the higher of (i) the Prime Rate for such day and (ii) 1/2 of 1% in excess of the Federal Funds Rate for such day.

   "Base Rate Loan" shall mean Loans which bear interest at the Base Rate.

   "B of A Agreement" shall mean the Credit Agreement among Tyson Foods, Inc., as Borrower, the Banks named therein and Bank of America National Trust and Savings Association, as Agent, dated as of June 30, 1993. Any reference in this Agreement to the B of A Agreement or any Article or Section thereof shall be deemed to refer to such Article or Section (together with all related definitions and other provisions) as in effect on the date hereof without regard to any amendment of, waiver under or termination of the B of A Agreement after the date hereof. Each such Article or Section referred to herein (together with all related definitions and other provisions) shall be deemed to be incorporated by reference herein as if set forth in full herein, mutatis mutandis, with all references therein to "Agent" or "Bank" being deemed for purposes hereof to refer to the Administrative Agent and a Bank, but with all references therein to the B of A Agreement or any portion thereof being deemed to refer to the B of A Agreement or the applicable portion thereof.

   "Business Day" shall mean any day on which commercial banks are open for business at the location of the Principal Office of the Administrative Agent and, if such day relates to a borrowing of, a payment of principal of or interest on, or the Interest Period for, a Eurodollar Rate Loan or a notice by the Borrower with respect to any such borrowing, payment or Interest Period, which is also a day on which dealings in U.S. Dollar deposits are carried out in the London interbank market.

   "Commitment" shall have the meaning set forth in Section 2.01 hereof.

   "Commitment Termination Date" shall mean the day which is 364 days from the Effective Date.

   "Current SEC Reports" shall mean, on any date, the most recent annual report filed by the Borrower with the SEC on Form 10-K and any reports filed with the SEC since that date on Form 10-Q or Form 8-K.

   "Eurodollar Rate" shall mean, in the case of any Interest Period, the offered rate quoted by UBS to banks in the London interbank market for U.S. Dollar deposits in the approximate amount of the Loans to which such Interest Period applies, and for a maturity corresponding to such Interest Period, at 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

   "Eurodollar Rate Loan" shall mean any Loan which bears interest at the Eurodollar Rate plus a margin pursuant to Section 3.02(b).

   "Federal Funds Rate" shall mean, for any day, the average rate quoted to UBS at approximately 11:00 a.m. (New York time) on such day for overnight Federal Funds transactions arranged by New York Federal Funds brokers selected by UBS.

   "Interest Period" shall mean: (a) with respect to any Eurodollar Rate Loans, the period commencing on the day such Loans are made and ending either two weeks thereafter or on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.02 hereof, except that such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month, or such other period as the Borrower and the Bank may agree upon, or (b) with respect to any Base Rate Loans, the period commencing on the date such Loans are made and ending seven (7) days thereafter, or such other period as the Borrower and the Bank may agree upon. Notwithstanding the foregoing, each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for Eurodollar Rate Loans, if such next succeeding Business Day falls in a succeeding calendar month, on the next preceding Business Day), provided, however, that no Interest Period shall end later than the Commitment Termination Date (as defined above).

   "Loan" shall have the meaning set forth in Section 2.01 hereof.

   "Majority Banks" means at any time Banks holding at least 51% of the Commitments and, if the Commitments have been terminated, Banks holding at least 51% of the then aggregate unpaid principal amount of the Loans made by the Banks.

   "Percentage Share" means, as to any Bank, at any time, such Bank's Commitment divided by the aggregate of all Commitments under this Agreement, as they may be modified from time to time in connection with any assignment of the Commitment of such Bank in accordance with the terms hereof.

   "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or governmental authority.

   "Prime Rate" shall mean the rate announced from time to time by UBS in New York City as its prime rate, changing as and when such prime rate changes.

   "Principal Office" shall mean the principal office of each Bank and the Administrative Agent as set forth under its name on the signature page hereto, or such other location as the Bank, the Administrative Agent and the Borrower shall mutually agree upon.

   "Regulatory Change" shall mean the enactment of or any change after the date of this Agreement in United States federal or state laws or regulations (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System), or foreign laws or regulations, or in the interpretations thereof by any official regulatory body, in any case applicable to this Agreement.

   "SEC" shall mean the Securities and Exchange Commission of the United
States.

   "UBS" shall mean Union Bank of Switzerland.

                          SECTION 2.  COMMITMENTS.

   2.01 Loans. The Banks severally agree, on the terms and subject to the conditions of this Agreement, to make loans (each a "Loan," and together the "Loan" or "Loans") to the Borrower during the period from and including the date hereof to but excluding the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of each Bank's Commitment. Each Bank's Commitment, as in effect on the Effective Date, is set forth opposite its name on the signature page hereto for each Bank, (as the same may be reduced from time to time pursuant to Section 2.03 or Section 9. hereof, the "Commitment"). The Commitment shall terminate on the Commitment Termination Date. Subject to the terms and conditions of this Agreement, during such period the Borrower may borrow, repay and reborrow the amount of the Commitment. The Loans may be a combination of Base Rate Loans and Eurodollar Rate Loans. The Borrower's obligation to repay the Loans, together with accrued interest thereon, shall be evidenced by the Notes (as defined in Section 6.01(e)).

   2.02 Borrowings. The Borrower shall give the Administrative Agent notice of each borrowing hereunder. Such notice shall specify the aggregate amount (which shall be at least $5,000,000 and in multiples of $1,000,000), the type and date (which shall be a Business Day) and the duration of the Interest Period for the Loans to be borrowed and shall be given not later than 9:45 a.m. (Houston time) at the Principal Office of the Administrative Agent.
Such notice shall be given on the same day for Base Rate Loans or, for Eurodollar Rate Loans, not less than 3 Business Days prior to the date of such Loan. Such notice may be in writing or, if oral, immediately confirmed in writing. The Administrative Agent shall promptly notify each Bank thereof and of the amount of such Bank's share of such Borrowing. Not later than 11:30 a.m (Houston time) on the date of each borrowing hereunder, each Bank shall (subject to Section 4.01) make available its share of such borrowing, in Federal or other funds immediately available in Houston, to the Administrative Agent at its Principal Office. Unless the Administrative Agent determines that any of the conditions of this Agreement have not been satisfied, the Administrative Agent shall make the funds so received available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower maintained with the Administrative Agent or in such other account designated by the Borrower maintained by the Borrower at a banking institution which is a member of the Federal Reserve System.

   2.03 Changes of Commitment. The Borrower may irrevocably terminate or reduce the unutilized portion of the Commitment at any time or from time to time upon not less than three Business Days' prior notice to the Administrative Agent of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $1,000,000).

   2.04 Facility Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Bank, a facility fee (the "Facility Fee") computed at a rate per annum equal to the facility fee rate described in
Section 3.01 (a) of the B of A Agreement less .01% on the amount of the Commitment for each day during the period commencing on the Effective Date and ending on the Commitment Termination Date. The Facility Fee shall be payable quarterly in arrears, beginning 90 days after the Effective Date (or on the next Business Day thereafter) and on the Commitment Termination Date.

   2.05 Prepayments. The Borrower may prepay, subject to Section 5.04 hereof, Loans upon not less that two Business Days' prior notice to the Administrative Agent which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be not less than $5,000,000), provided that any amounts payable pursuant to Section
5.04 in connection with such prepayment and interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment, and such notice shall not thereafter be revocable.

               SECTION 3.  PAYMENTS OF PRINCIPAL AND INTEREST.

   3.01 Repayment of Loans. The Borrower will pay to the Administrative Agent, for the account of each Bank, the principal of each Loan on the last day of the Interest Period therefor; provided that the principal of all Loans outstanding shall be paid on or prior to the Commitment Termination Date.

   3.02 Interest. The Borrower will pay to the Administrative Agent, for the account of each Bank, interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

   (a) If such Loan is a Base Rate Loan, the Base Rate as in effect from time to time.

   (b) If such Loan is a Eurodollar Rate Loan, the applicable Eurodollar Rate for such Loan for the Interest Period therefor, plus the applicable margin at the rate per annum described in Section 2.09(a)(ii) of the B of A Agreement plus .01%.

   3.03 Interest Payments. Accrued interest shall be payable on the last day of the Interest Period thereof, except that for any Loans having an Interest Period in excess of three months, accrued interest shall be paid at the end of each three month period. In all instances, the accrued interest on all Loans outstanding shall be paid on or prior to the Commitment Termination Date.

                  SECTION 4.  PAYMENTS; COMPUTATIONS; ETC.

   4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement shall be made in U.S. Dollars, in immediately available funds, to the Administrative Agent, for the account of each Bank, not later than 11:00 a.m. (Houston time) at the location of its Principal Office on the date on which such payment shall become due, provided that if a new loan is to be made by the Bank on a date the Borrower is to repay any principal of an outstanding Loan, the Bank shall apply the proceeds of its new Loan to the payment of the principal to be repaid by the Borrower to the Bank and only an amount equal to the difference between the principal to be borrowed by the Borrower from the Bank and the principal to be repaid by the Borrower to the Bank shall be made available by the Bank to the Borrower as provided in
Section 2.02 hereof or paid by the Borrower to the Bank pursuant to this
Section 4.01, as the case may be. All payments by the Borrower hereunder shall be made without set-off, counterclaim, or any other deduction whatsoever. All borrowings hereunder shall be made from the Banks ratably in accordance with their respective Commitments, and all payments of principal or interest in respect of Loans outstanding hereunder shall be allocated by the Administrative Agent ratably in accordance with the respective portions hereof payable to each Bank.

   4.02 Computations. The Facility Fee and interest on Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                SECTION 5.  YIELD PROTECTION AND ILLEGALITY.

   5.01 Additional Costs. If a Bank determines that the cost of making or maintaining any Loan or of its obligation to make any Loan is affected as a result of a Regulatory Change which (i) changes the basis of taxation of any amounts payable to the Bank under this Agreement in respect of any of such Loans (other than taxes imposed on the overall net income of the Bank or of its Applicable Lending Office for any of such Loans); or (ii) imposes or modifies any reserve, capital requirements, special deposit or similar requirements relating to extensions of credit or other assets of, or any deposits with or other liabilities of, the Bank; or (iii) imposes any other condition affecting this Agreement (an event under subpart (i), (ii), or (iii) to be referred to as "Increased Costs"), then the Bank shall notify the Borrower in writing of the Increased Costs and disclose the proposed Facility Fee and/or the Eurodollar Rate margin, as appropriate, to compensate it for such Increased Costs. Within thirty days of receipt of notice of Increased Costs, the Borrower shall either (i) enter into an amendment to this Agreement to reflect such Increased Costs, or

(ii) terminate this Agreement. If the Borrower agrees to amend this Agreement to reflect such Increased Costs, then the Bank shall be entitled to Increased Costs from the date of the Borrower's receipt of the notice. If the Borrower determines to terminate this Agreement, the Bank shall be entitled to reasonable Increased Costs from the date of the Borrower's receipt of the notice through and including the date of the termination of this Agreement.

   5.02 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for a Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Rate Loans hereunder, then the Bank shall (i) promptly notify the Borrower thereof and the Bank's obligation to make Eurodollar Rate Loans shall be suspended until such time as the Bank may again make and maintain Eurodollar Rate Loans (in which case the provisions of Section 5.03 hereof shall be applicable), and
(ii) promptly consult with the Borrower to determine whether a change in the designation of the Applicable Lending Office would permit the Bank to make or maintain its Eurodollar Rate Loans; provided that the designation will not, in the sole opinion of the Bank, be disadvantageous to the Bank.

   5.03 Affected Loans. If the obligation of a Bank to make Eurodollar Rate Loans shall be suspended pursuant to Section 5.02 hereof, all Loans which would otherwise have been made by the Bank as Eurodollar Rate Loans shall be made instead as Base Rate Loans and, if an event referred to in Section 5.02 hereof has occurred and the Bank has so requested by notice to the Borrower, all Eurodollar Rate Loans then outstanding shall be automatically converted into Base Rate Loans on the date specified by the Bank in such notice. To the extent that Eurodollar Rate Loans are made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to the Bank's Eurodollar Rate Loans shall be applied instead to its Base Rate Loans.

   5.04 Compensation. The Borrower shall pay to the Bank such amount or amounts as shall be shown by the Bank to be necessary to compensate it for any loss, cost or expense attributable to: (a) any prepayment of a Eurodollar Rate Loan on a date other than the last day of the Interest Period for such Loan; or (b) any failure by the Borrower, other than by reason of a default by the Bank or the Bank's not funding pursuant to Section 5.02 hereof, to borrow a Loan from the Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof.

                      SECTION 6.  CONDITIONS PRECEDENT.

   6.01 Initial Loan. The obligation of each Bank to make the initial Loan hereunder is subject to the receipt by such Bank of the following documents:

   (a) Certified copies of the charter and by-laws of the Borrower and all corporate action taken by the Borrower authorizing the execution, delivery and performance of this Agreement and borrowings by the Borrower thereunder;

   (b) A certificate of the Borrower in respect of each of the officers (i) who is authorized to sign this Agreement on its behalf and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby. The Administrative Agent and each

Bank may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary;

   (c) An opinion of a corporate counsel of the Borrower, substantially in the form of Exhibit A hereto;

   (d) Such other statements, documents or certificates as any Bank may reasonably request in support of the Borrower's representations and warranties herein, each of which shall be satisfactory to the Bank in form and substance;

   (e) Duly executed and delivered promissory notes payable to such Bank in the amount of such Bank's Commitment (in the form of Exhibit B evidencing the Borrower's indebtedness for Eurodollar Rate Loans made pursuant hereto and Exhibit C evidencing the Borrower's indebtedness for Base Rate Loans made pursuant hereto and made a part hereof and referred to herein individually as a "Note" and collectively as the "Notes"); and

   (f) Copies of duly executed Guaranties ("the Guaranties") signed on behalf of the subsidiaries of Borrower named in Exhibit D (the "Guarantors").

   6.02 Initial and Subsequent Loans. The obligation of the Bank to make Loans to the Borrower is subject to the conditions precedent that: (a) in the case of each Loan hereunder (including the initial Loan), no Event of Default (as defined in Section 9), or event which with notice or the passage of time of both shall become an Event of Default, shall have occurred and be continuing; and (b) in the case of each Loan hereunder which will increase the aggregate principal amount of the Loans outstanding hereunder and in the case of the initial Loan, the representations and warranties of the Borrower in Section 7 hereof shall be true on and as of the date of the making of such Loans with the same force and effect as if made on and as of such date. Each applicable notice of borrowing by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in clauses (a) and (b) of the preceding sentence (both as of the date of such notice and as of the date of such Loan).

                 SECTION 7.  REPRESENTATIONS AND WARRANTIES.

   The Borrower represents and warrants to the Banks that:

   7.01 Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and its failure to qualify to do business in any other jurisdiction has no material adverse effect on its ability to perform its obligations under this Agreement or the Notes or to make any borrowing hereunder; and the Borrower has the corporate power to enter into and perform this Agreement and to borrow hereunder.

   7.02 Corporate Authority. The making and performance by the Borrower of this Agreement and the Notes and each borrowing hereunder have been duly authorized by all necessary corporate action and will not violate any provision of its certificate of incorporation or by-laws, or any provision of law applicable to the Borrower or by which it or its property may be bound, or result in the breach of or constitute a default or require any consent under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of the Borrower pursuant to any indenture, agreement or instrument of which the Borrower is a party or by which the Borrower or its property may be bound in any such case which would materially adversely affect the Borrower's and its consolidated subsidiaries' property or business taken as a whole or the Borrower's ability to perform its obligations under this Agreement and the Notes. Neither the execution by the Borrower of this Agreement and the Notes nor the performance by the Borrower of its obligations hereunder requires any license, consent or approval of any governmental agency or regulatory authority. This Agreement has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject in the case of enforcement to bankruptcy and general principles of equity.

   7.03 Financial Condition. The Borrower has filed all Current SEC Reports required to be filed. Since the date of its most recent Current SEC Report on Form 10-K or Form 10-Q prior to the date of this Agreement, there has been no material adverse change in the consolidated financial condition or operations of the Borrower and its consolidated subsidiaries taken as a whole which would impair the Borrower's ability to perform its obligations hereunder from that disclosed in such filing otherwise than in the ordinary course of business or as disclosed in a subsequent Current SEC Report.

   7.04 Use of Loans. Neither the Borrower nor any of its material subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System). The borrowing by the Borrower of each Loan, and each use of the proceeds of such Loan, shall not be in violation of any applicable laws or regulations.

   7.05 Authorized Debt. The outstanding debt for borrowed money of the Borrower does not, and no Loan hereunder when made will cause such debt to, exceed the amount authorized by resolution of the Borrower's Board of Directors to be outstanding.

   7.06 Litigation. Except as disclosed in the Borrower's Current SEC Reports prior to the date of this Agreement, there is no action, suit or proceeding, and no proceeding before any arbitrator or by or before any governmental commission, board, bureau or other administrative agency, pending, or, to the knowledge of the Borrower, threatened against the Borrower or any consolidated subsidiary of the Borrower which, in the good faith belief of the Borrower, has a reasonable possibility of being adversely determined in a manner which would have a material adverse effect on the consolidated financial condition or business of the Borrower and its consolidated subsidiaries taken as a whole or materially adversely affect the Borrower's ability to perform its obligations under this Agreement and the Notes or to make any borrowing hereunder.

                      SECTION 8.  FINANCIAL STATEMENTS.

   The Borrower agrees that, so long as the Commitment is in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Borrower hereunder, it will furnish to each Bank (a) within 15 days after the Borrower is required to file the same with the SEC or any successor thereto copies of its Annual Report on Form 10-K; (b) within 15 days after the Borrower is required to file the same with the SEC, copies of its quarterly reports on Form 10-Q and any reports filed on Form 8-K, if any; and (c) from time to time, such further publicly available information regarding the business, affairs and financial condition of the Borrower as such Bank may reasonably request.

                       SECTION 9.  EVENTS OF DEFAULT.

   If one or more of the following events (herein called "Events of Default") shall occur and shall not have been remedied:

   (a) Failure by the Borrower to pay when due the Facility Fee or any principal of or interest on any Loan and such failure shall continue unremedied for 5 days; or

   (b) Any representation or warranty made or deemed made by the Borrower herein or in any certificate of the Borrower furnished to the Banks, or the Administrative Agent hereunder shall prove to have been incorrect in any material respect on the date when the same was made or deemed made or furnished; or

   (c) Failure by the Borrower in the performance of any other covenant or agreement contained in this Agreement and such failure shall continue unremedied for 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or the Majority Banks; or

   (d) Any event occurs or condition exists that constitutes an "Event of Default" as defined in Section 8.01 of the B of A Agreement; or

   (e) The Borrower defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other obligations for money borrowed beyond any period of grace provided with respect thereto, or the Borrower fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation to cause, such obligation to become due prior to any stated maturity, provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration shall occur and be continuing exceeds $10,000,000; or

   (f) The Borrower shall admit in writing its inability to pay its debts as such debts become due; or

   (g) The Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts ("Bankruptcy Laws"), (iv) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under any Bankruptcy Law, or (v) take any corporate action for the purpose of effecting any of the foregoing; or

   (h) A proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower under any Bankruptcy Law, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against the Borrower shall be entered in an involuntary case under anyBankruptcy Law; or

   (i) Any Guaranty shall be invalid or unenforceable in whole or in part for any reason, or the applicable Guarantor shall in any manner deny its liability thereunder;

THEREUPON: (i) in the case of any of the Events of Default specified in paragraphs (a) through (e) above, the Majority Banks may by notice to the Borrower, cancel the Commitment and/or declare the principal amount then outstanding of and the accrued interest on the Loans and all other amounts payable by the Borrower hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower; and (ii) in the case of any of the Events of Default specified in paragraphs (f), (g), (h) or (i) above, the Commitment shall be automatically cancelled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder shall become automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                   SECTION 10.  THE ADMINISTRATIVE AGENT.

   10.01 Appointment. Each Bank hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein or any fiduciary relationship with any Bank.

   10.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through employees, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

   10.03 Liability of Administrative Agent. Neither the Administrative Agent nor any of its officers, directors, employees, agents or attorneys-in-fact shall be (a) liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement (except for its own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Borrower or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement, or for the value of any collateral or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of the Borrower to perform any obligation to any Bank, or to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its subsidiaries

   10.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, facsimile or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon any advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting under this Agreement in accordance with a request from or the consent of the Majority Banks and such request or consent and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Loans or any portion thereof.

   10.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, except with respect to payment defaults, unless the Administrative Agent shall have received notice from a Bank or the Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Event of Default as shall be requested by the Majority Banks in accordance with
Section 9; provided however, that unless and until the Administrative Agent shall have received any such request from the Majority Banks, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Banks.

   10.06 Credit Decision. Each Bank expressly acknowledges that neither the Administrative Agent nor any officer, director, employee, agent, attorney-in-fact of any of them has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Borrower and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder.

   10.07 Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Percentage Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time after the repayment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any documents contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided however, that no Bank shall be liable for the payment to the Administrative Agent of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and expenses of counsel and the allocated cost of in-house counsel) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of its or the Banks' rights or responsibilities under, this Agreement or any document contemplated by or referred to herein or therein to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower.

   10.08 Administrative Agent in Individual Capacity. UBS may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though UBS were not the Administrative Agent hereunder. With respect to its Loans, UBS shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Administrative Agent, and the terms "Bank" and "Banks" shall include UBS in its individual capacity.


                         SECTION 11.  MISCELLANEOUS.

   11.01 Waiver. No failure on the part of the Bank or the Borrower to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Notes shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Notes preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

   11.02 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waiver or consents under, this Agreement) shall be by telecopier, telex, telegraph, cable or other writing and telecopied, telexed, telegraphed, cabled, mailed or delivered to the intended recipient at the address specified below its name on the signature page hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the other party. All notices and other communications hereunder shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

   11.03 Expenses. The Borrower agrees to pay the reasonable fees and disbursements of such firm as the Administrative Agent or the Banks may retain as special counsel or, with the Borrower's prior approval, the Bank's in-house counsel, in connection with the enforcement, after an Event of

Default has occurred and while it is continuing, of this Agreement and the Notes.

   11.04 Amendments, Etc. Any provision of this Agreement may be modified or waived by an instrument or instruments signed by the Borrower, the Administrative Agent, and the Banks.

   11.05 Successors and Assigns. Each Bank may, with the prior written consent of the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld, assign its rights or obligations hereunder. Notwithstanding any other provision of this Agreement, nothing contained in this Agreement shall prevent any Bank from pledging or assigning its interest in the Loans to a Federal Reserve Bank in the Federal Reserve System of the United States of America in accordance with applicable law; provided, however, that no such pledge or assignment shall release any Bank from its obligations hereunder.

   11.06 Overdue Amounts. The Borrower shall pay on demand to the Bank interest on any principal of any Loan, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder to the Bank, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full at a rate per annum equal to 2% above the Base Rate as in effect from time to time.

   11.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

   11.08 Maximum Interest Rate. In no event shall interest payable under this Agreement or the Notes exceed the maximum rate permitted by applicable law. If any payment hereunder or under the Notes in excess of that permitted rate is received, such payment shall be deemed to have been made in error and automatically shall be applied, as determined by the Bank, to reduce any fees, expenses, and the principal balance outstanding hereunder or under the Notes, as case may be.

   11.09 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW IN SUCH STATE. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR STATE COURT IN THE STATE OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION, PROCEEDING OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT. THE BORROWER HEREBY CONSENTS TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED TO THE BORROWER BY REGISTERED MAIL, POSTAGE PREPAID.

   The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

UNION BANK OF SWITZERLAND,              TYSON FOODS, INC.
HOUSTON AGENCY, as Administrative Agent

By:_____________________________        By:_____________________________
Name:  Alfred Imholz                    Name:  Dennis Leatherby
Title:  First Vice President            Title: Assistant Treasurer

By:_____________________________
Name:  Dan O. Boyle
Title:  Vice President

1100 Louisiana, Suite 4500              Address:  2210 West Oaklawn Drive
Houston, Texas  77002                   Springdale, Arkansas  72764
Telephone:  (713) 655-6500              Telephone:  (501) 290-4194
Telefax: (713) 655-6555                 Telefax:    (501) 290-4061
Attention:  Dan O. Boyle                Attention:  Dennis Leatherby
BANKS
UNION BANK OF SWITZERLAND,              $75,000,000
HOUSTON AGENCY

By:_____________________________
Name:  Alfred Imholz
Title:  First Vice President

By:_____________________________
Name:  Dan O. Boyle
Title:  Vice President

1100 Louisiana, Suite 4500
Houston, Texas  77002
Telephone:  (713) 655-6500:
Telefax: (713) 655-6555
Attention:  Dan O. Boyle

NATIONAL WESTMINSTER BANK PLC.          $75,000,000
NEW YORK BRANCH
By:_____________________________
Name: David L. Smith
Title: Vice President and Manager

NATIONAL WESTMINSTER BANK PLC.
NASSAU BRANCH

By:_____________________________
Name: David L. Smith
Title: Vice President and Manager

175 Water Street
New York, New York  10038
Telephone:  (212)
Telefax: (212) 602-4118
Attention: With a copy to:
National Westminster Bank Plc.
Houston Marketing Office
Texas Commerce Tower  Suite 6070
600 Travis Street
Houston, Texas  77002
Telephone:  (713) 221-2400
Telefax:    (713) 221-2430
Attention:  Mr. Steve Krakoski

                                  EXHIBIT A



Union Bank of Switzerland,
Houston Agency, individually and
 as Administrative Agent
1100 Louisiana, Suite 4500
Houston, Texas  77002

Gentlemen:

          This opinion is furnished to you pursuant to Section 6.01(c) of the Agreement dated as of December 17, 1993 between Tyson Foods, Inc., a Delaware corporation (the "Borrower"), the Banks named therein (the "Banks") and Union Bank of Switzerland, Houston Agency, as Administrative Agent (the "Administrative Agent") (the " Agreement") relating to loans to be made to the Borrower in the aggregate principal amount of up to $150,000,000. Terms defined in the Agreement are used herein as therein defined unless otherwise defined herein or required by the context.

          As General Attorney of the Borrower for Corporate and Securities Law, I am generally familiar with the business and legal affairs of the Borrower and its significant subsidiaries. I, and counsel under my supervision within the Legal Organization of the Borrower, have acted as counsel to the Borrower in connection with the negotiation, execution and delivery of the Agreement and the Notes and we have examined such other documents, instruments and information as we have deemed appropriate for purposes of rendering this opinion. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures (except signatures of personnel of the Borrower) and the conformity to the originals of all documents submitted to us as copies. As to various questions of fact material to this opinion, we have relied upon the representations made in the Agreement and the Notes and upon certificates of officers of the Borrower and of certain governmental officials. In making our examination of the documents executed by parties other than the Borrower, we have assumed that such parties had the corporate power to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite corporate action and execution and delivery of such documents and the validity and binding effect thereof.

          On the basis of the foregoing, we are of the following opinion:

(i) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and the Borrower has corporate power to enter into and perform the Agreement and to borrow thereunder.

(ii) The making and performance by the Borrower of the Agreement and the Notes have been duly authorized by all necessary corporate action, will not violate any provision of its certificate of incorporation or by-laws and will not violate any provision of law or of any agreement or instrument known to me to be binding on the Borrower or its assets. Neither the execution by the Borrower of the Agreement and the Notes nor the performance by the Borrower of its obligations thereunder requires any notice to or any license, consent or approval of any governmental agency or regulatory authority.

(iii) The Agreement and the Notes have been duly executed and delivered by the Borrower and are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the Borrower's obligations under the Agreement and the Notes are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          I am admitted to practice law in the State of New York, and this opinion is limited in all respects to the laws of the State of New York and of the United States of America, and the corporate law of the State of Delaware. In rendering this opinion, we have assumed that the only usury laws applicable to this transaction and the Credit are those of the State of New York, the laws of which jurisdiction have been chosen by the Borrower and the Bank to apply to the Agreement and the Notes.

                                   Very truly yours,



                                   General Attorney

EURODOLLAR RATE LOANS                             EXHIBIT B



                                                           , 199


          FOR VALUE RECEIVED, Tyson Foods, Inc., a Delaware corporation (the "Borrower"), promises to pay _____________________________________ in immediately available funds in lawful money of the United States of America, the principal amount of Seventy Five Million Dollars ($75,000,000) or, if less, the unpaid principal amount of all Eurodollar Rate Loans, at the end of the applicable Interest Period (as defined in the Agreement as defined hereinbelow). The Borrower further promises to pay interest on each Eurodollar Rate Loan from the date of the making of such Eurodollar Rate Loan until paid in full at the rate and on the dates specified in the Agreement.

          This promissory note is one of the Notes referred to in the Revolving Credit Agreement (the "Agreement") dated as of December 17, 1993, among Borrower and Union Bank of Switzerland, Houston Agency and National Westminster Bank Plc. (the "Banks") and Union Bank of Switzerland, Houston Agency as administrative agent (the "Administrative Agent"), and is subject to and governed by such Agreement. Reference is made to such Agreement for a description of the rights of prepayment, the events of default and the rights of acceleration of maturity in the event of default.

          Capitalized terms not defined in this promissory note shall have the meaning set forth in the Agreement.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW IN SUCH STATE.

TYSON FOODS, INC.

BY: ____________________________

NAME: Dennis Leatherby

TITLE: Assistant Treasurer
                                     34

                          REVERSE SIDE OF EXHIBIT B

          This Note evidences Loans made by the Bank as a part of the Eurodollar Rate Loans made pursuant to the Revolving Credit Agreement dated as of December 17, 1993, entered into between the Borrower, the Banks and the Administrative Agent in the principal amounts and on the dates set forth below, subject to the prepayments of principal set forth below:


               PRINCIPAL
               AMOUNT OF           PRINCIPAL      OUTSTANDING
DATE           THE LOAN            AMOUNT         EURODOLLAR RATE
               WHICH               PREPAID        LOANS
               IS PART OF
               EURODOLLAR
               RATE LOANS
                                     35

BASE RATE LOANS                                        EXHIBIT C

                                                       _________, 199

          FOR VALUE RECEIVED, Tyson Foods, Inc., a Delaware corporation (the "Borrower"), promises to pay _________________________ in immediately available funds in lawful money of the United States of America, the principal amount of Seventy Five Million Dollars ($75,000,000) or, if less, the unpaid principal amount of all Base Rate Loans, at the end of the applicable Interest Period (as defined in the Agreement as defined hereinbelow). The Borrower further promises to pay interest on each Base Rate Loan from the date of the making of such Base Rate Loan until paid in full at the rate and on the dates specified in the Agreement.

          This promissory note is one of the Notes referred to in the Revolving Credit Agreement (the "Agreement") dated as of December 17, 1993, among Borrower and Union Bank of Switzerland, Houston Agency and National Westminster Bank Plc. (the "Banks") and Union Bank of Switzerland, Houston Agency as administrative agent (the "Administrative Agent") and is subject to and governed by such Agreement. Reference is made to such Agreement for a description of the rights of prepayment, the events of default and the rights of acceleration of maturity in the event of default.

          Capitalized terms not defined in this promissory note shall have the meaning set forth in the Agreement.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW IN SUCH STATE.

TYSON FOODS, INC.

BY: ___________________________

NAME: Dennis Leatherby

TITLE: Assistant Treasurer

                                                            C-2

                          REVERSE SIDE OF EXHIBIT C

          This Note evidences Loans made by the Bank as a part of the Base Rate Loans made pursuant to the Revolving Credit Agreement dated as of December 17, 1993, entered into between the Borrower, the Banks and the Administrative Agent in the principal amounts and on the dates set forth below, subject to the prepayments of principal set forth below:

               PRINCIPAL
               AMOUNT OF           PRINCIPAL      OUTSTANDING
DATE           THE LOAN            AMOUNT         BASE RATE
               WHICH IS            PREPAID        LOANS
               PART OF
               BASE RATE
               LOANS

                                                            EXHIBIT D


                           SUBSIDIARIES EXECUTING
                                THE GUARANTY




Arctic Alaska Fisheries Corporation, a Washington corporation
Louis Kemp Seafood Company, a Washington corporation
Tyson Holding Company, a Delaware corporation
Tyson Farms, Inc., a North Carolina corporation
Tyson Breeders, Inc., a Delaware corporation
Tyson Farms of Texas, Inc. a Texas corporation

                                  GUARANTY


   This GUARANTY (this "Guaranty"), dated as of December 17, 1993 is made by __________________, a __________ corporation (the "Guarantor") and wholly owned subsidiary of Tyson Foods, Inc. a Delaware corporation ("the Borrower"), in favor of UNION BANK OF SWITZERLAND, HOUSTON AGENCY, as Administrative Agent under the Agreement referred to below (in such capacity, the "Administrative Agent") for its benefit and for the ratable benefit of the banks and other financial institutions party to the Agreement (each a "Bank", and collectively, the "Banks").

   Now therefore, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with and for the benefit of the Administrative Agent and each Bank (including their respective successors and assigns), as follows:

   Section 1. The Guaranty. The Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon demand or acceleration or otherwise) of the principal of and interest on each note (a "Note") issued by Borrower pursuant to the $150,000,000 REVOLVING CREDIT AGREEMENT dated as of December 17, 1993 between the Administrative Agent, the Banks named therein and the Borrower (as amended from time to time, the "Agreement") and the full and punctual payment of all other amounts payable by the Borrower under the Notes or the Agreement. Upon failure by the Borrower to pay punctually any such amount, the Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Agreement.

   Section 2. Obligations Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

   (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Agreement or any Note, by operation of law or otherwise;

   (ii) any modification or amendment of or supplement to the Agreement or any Note;

   (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Agreement or any Note;

   (iv) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in the Agreement or any Note;

   (v) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, the Administrative Agent, any Bank or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

   (vi) any invalidity or unenforceability relating to or against the Borrower for any reason of the Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by the Borrower under the Agreement or any Note; or

   (vii) any other act or omission to act or delay of any kind by the Borrower, the Administrative Agent, any Bank or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this Section, constitute a legal or equitable discharge of the Guarantor's obligation hereunder.

   Section 3.  Discharge Only Upon Payment in Full; Reinstatement in Certain
Circumstances.   The Guarantor's obligations hereunder shall remain in full force and effect until the Commitment (as defined in the Agreement) shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under the Agreement and the Notes shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable to the Borrower under the Agreement or any Note is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

   Section 4. Waivers by the Guarantor. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against the Borrower or any other corporation or person. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof.

   Section 5. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Agreement or the Notes shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Administrative Agent at the request of the Majority Banks.

   Section 6. Expenses; Set-off. The Guarantor agrees to pay on demand all costs and expenses of the Administrative Agent and the Banks, including reasonable fees and expenses of counsel, in connection with the enforcement against it of this Guaranty and the protection of the rights of the Administrative Agent and the Banks hereunder, including any bankruptcy, insolvency and other enforcement proceedings with respect to the Guarantor. In addition, the Guarantor shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty, and agrees to save the Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The Guarantor hereby grants to the Administrative Agent and each Bank a right of set-off against any amounts standing to the credit of the Guarantor (including any of its offices or divisions) on the books of any office of the Administrative Agent or such Bank in any demand deposit or other account maintained with such office.

   Section 7. Taxes. All payments under this Guaranty will be payable to the Administrative Agent and each Bank free and clear of any and all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges other than those imposed on the overall net income of such Bank or the Administrative Agent("Taxes"). If any Taxes are required to be withheld or deducted from any amount payable under this Guaranty, then the amount payable under this Guaranty will be increased to the amount which, after deduction from such increased amount of all Taxes required to be withheld or deducted therefrom, will yield to such Bank or the Administrative Agent the amount stated to be payable under this Guaranty. If any of the Taxes specified in this Section are paid by any Bank or the Administrative Agent, the Guarantor will, upon demand of such Bank or Administrative Agent, reimburse such Bank or Administrative Agent for such payments, together with any interest and penalties which may be imposed by any governmental agency or taxing authority.

   Section 8. Amendments and Waivers. Any provision of this Guaranty may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Administrative Agent with the consent of the Majority Banks. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or partial exercise thereof shall preclude any other or further exercise thereof or the exercise or any other right, power or privilege.

   Section 9. Successors and Assigns. The Guaranty shall inure to the benefit of, and shall be enforceable by, the Administrative Agent, each Bank and their respective successors and assigns.

   Section 10. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES). THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR STATE COURT IN THE STATE OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION, PROCEEDING OR JUDGMENT RELATING TO OR ARISING OUT OF THE GUARANTY. THE GUARANTOR HEREBY CONSENTS TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED TO THE GUARANTOR BY REGISTERED MAIL, POSTAGE PREPAID.

   IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its duly authorized officer as of December 17, 1993.

                              (Name of Guarantor)



                              By:________________________________
                              Name: Dennis Leatherby
                              Title: Assistant Treasurer





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